EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Armada Hoffler Properties Inc. (the “Company”) on Form 10-K for the period ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael P. O'Hara, Chief Financial Officer and Treasurer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, in my capacity as an officer of the Company that, to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2019	/s/ Michael P. O'Hara
Michael P. O'Hara
Chief Financial Officer, Treasurer, and Secretary